UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

To

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2015 (December 16, 2014)

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222

(Address of principal executive offices)

(Zip Code)

(502) 636-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in a Current Report on Form 8-K filed by Churchill Downs Incorporated (“CDI”) with the Securities and Exchange Commission on December 16, 2014 (the “Original 8-K”), CDI announced the completion of the acquisition of Big Fish Games, Inc., a Washington corporation (“Big Fish”), pursuant to an Agreement and Plan of Merger dated November 12, 2014 by and among CDI, Ocean Acquisition Corp., a Washington corporation and wholly-owned subsidiary of CDI (“Merger Corp”), Big Fish and Paul J. Thelen (“Thelen”), as Big Fish securityholders’ agent (the “Merger Agreement”).

CDI is filing this Form 8-K/A to amend and supplement Item 9.01 of the Original 8-K to include the financial statements of Big Fish and present certain financial information required under Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements are filed as Exhibits 99.1 and 99.2 and are incorporated by reference in this report:

The audited consolidated financial statements of Big Fish, including the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2013 and the related notes to the consolidated financial statements; and

The unaudited consolidated financial statements of Big Fish, including the consolidated balance sheet as of September 30, 2014 and the related consolidated statements of operations and comprehensive income (loss) for the three and nine-month periods ended September 30, 2014 and 2013, the consolidated statement of stockholders’ equity for the nine-month period ended September 30, 2014 and the related consolidated statements of cash flows for the nine-month periods ended September 30, 2014 and 2013, and the related notes thereto.

(b)	Pro Forma Financial Information

The following pro forma information of CDI after giving effect to the acquisition of Big Fish is filed as Exhibit 99.3 and is incorporated by reference in this report.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014;

The unaudited pro forma condensed combined statement of comprehensive income for the nine months ended September 30, 2014; and

The unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2013.

(d)	Exhibits.

The exhibits listed on the Exhibit Index (following the Signature section of this report) are incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

February 23, 2015	/s/ Alan K. Tse
By: Alan K. Tse
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
15.1	Awareness letter from KPMG LLP, independent auditors of Big Fish Games, Inc.

23.1	Consent of KPMG LLP, independent auditors of Big Fish Games, Inc.

99.1	Audited consolidated financial statements of Big Fish Games, Inc. as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013; together with the notes thereto and the auditors’ report thereon.

99.2	Unaudited consolidated financial statements of Big Fish Games, Inc. as of September 30, 2014 and for each of the three and nine-month periods ended September 30, 2014 and 2013; together with the notes thereto and the auditors’ review report thereon.

99.3	Unaudited pro forma condensed combined balance sheet and statements of comprehensive income of Churchill Downs Incorporated as of and for the nine months ended September 30, 2014; and the unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2013.